                         PLATINUM INVESTOR(SM) IMMEDIATE
                                VARIABLE ANNUITY
                    Single Premium Immediate Variable Annuity
                               Contract issued by
                 The United States Life Insurance Company in the
                                City of New York
                      through its Separate Account USL VA-R

                    This Prospectus is dated February 2, 2004

This prospectus describes information you should know before you purchase a Platinum Investor Immediate Variable Annuity (the "Platinum Investor IVA"). On page 4 you will find definitions of certain capitalized terms used in this prospectus. Please read this prospectus carefully and keep it for future reference. For information on how to contact us, please see page 3.

The Platinum Investor IVA is a single premium immediate variable annuity Contract (the "Contract" or "Contracts") between you and The United States Life Insurance Company in the City of New York ("USL") where you agree to make one Premium Payment to USL and USL agrees to make a stream of Income (annuity) Payments at a later date. The Contract is a single premium, immediate, variable annuity offered to individuals. It is immediate because we start making Income Payments within 12 months from the Contract Date.

The USL declared fixed interest account (the "Fixed Account") is the fixed investment option for the Contract. USL's Separate Account USL VA-R (the "Separate Account") provides access to investment in the Contract's variable investment options. Currently, the Contract's variable investment options each purchase shares of a corresponding Fund of:

..   AIM Variable Insurance Funds ("AIM V.I.")
..   The Alger American Fund ("Alger American")
..   American Century Variable Portfolios, Inc. ("American Century VP")
..   American Century Variable Portfolios II, Inc. ("American Century VP II")
..   Credit Suisse Trust ("Credit Suisse")
..   Dreyfus Investment Portfolios ("Dreyfus IP")
..   Dreyfus Variable Investment Fund ("Dreyfus VIF")
..   Fidelity Variable Insurance Products Fund Fidelity VIP")
..   Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton")
..   Janus Aspen Series ("Janus Aspen")
..   J.P. Morgan Series Trust II ("JPMorgan")
..   MFS(R) Variable Insurance Trust(SM) ("MFS(R)")
..   Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..   Oppenheimer Variable Account Funds ("Oppenheimer")
..   PIMCO Variable Insurance Trust ("PIMCO VIT")
..   Putnam Variable Trust ("Putnam VT")
..   SunAmerica Series Trust ("SunAmerica")
..   The Universal Institutional Funds, Inc. ("UIF")
..   VALIC Company I ("VALIC Co. I")
..   Vanguard Variable Insurance Fund ("Vanguard VIF")
..   Van Kampen Life Investment Trust ("Van Kampen LIT")

See "Variable Investment Options" on page 11 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should be sure you also read the prospectuses of the Funds underlying the variable investment option you may be interested in. You can request free copies of any or all of the Fund prospectuses from your USL representative or from us at either our Home Office or Administrative Center listed on page 3.

In addition, the SEC maintains a website at http://www.sec.gov that contains the prospectus, SAI, materials incorporated by reference and other information that we have filed electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contracts are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable annuity is subject to investment risks, including possible loss of principal invested.

The Contract is not available in all states. This Prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

DEFINITIONS ................................................................   4
SUMMARY OF THE CONTRACT ....................................................   6
  Purpose of the Platinum Investor IVA Contract ............................   6
  Types of Contracts .......................................................   6
  Purchase of the Contract .................................................   6
  The Investment Options ...................................................   7
  Expenses .................................................................   7
  Right to Cancel the Contract .............................................   8
  Withdrawals ..............................................................   8
  Income Payments ..........................................................   8
FEE TABLES .................................................................   9
CONDENSED FINANCIAL INFORMATION ............................................  10
INVESTMENT OPTIONS .........................................................  11
  Variable Investment Options ..............................................  11
  Fixed Account ............................................................  14
PARTIES INVOLVED IN THE CONTRACT ...........................................  15
  Contract Owner ...........................................................  15
  Annuitant and Joint Annuitant ............................................  17
  Payee ....................................................................  17
  Beneficiary and Contingent Beneficiary ...................................  17
THE CONTRACT AND HOW IT WORKS ..............................................  18
  General Description ......................................................  18
  Purchasing a Contract ....................................................  18
  Allocation of Premium Payment ............................................  19
  Right to Cancel ..........................................................  20
  Key Contract Dates .......................................................  20
  Income Payments ..........................................................  21
  Access to your Money .....................................................  21
TRANSFERS ..................................................................  21
  Transfers Among Investment Options .......................................  21
  Effective Date of Transfers Among Variable Investment Options ............  22
  Automatic Rebalancing ....................................................  22
  Market Timing ............................................................  23
EXPENSES ...................................................................  24
  Mortality and Expense Risk Charge ........................................  24
  Administrative Charge ....................................................  24
  Contract Fee .............................................................  24
  Sales Charge .............................................................  24
  Withdrawal Charge ........................................................  25
  Premium Taxes ............................................................  25
  Transfer Fee .............................................................  25
  Fund Expenses ............................................................  25
  General ..................................................................  25
INCOME PAYMENTS ............................................................  26
  Generally ................................................................  26
  Income Start Date ........................................................  26
  Frequency and Amount of Income Payments ..................................  27
  Semi-Annual Benefit Leveling .............................................  27
  Payout Options ...........................................................  28
  Annuity Income Units .....................................................  30

  Determination of the Initial Variable Income Payment .....................  31
  Additional Items that may Impact Income Payments .........................  31
  Determination of Subsequent Variable Income Payments .....................  32
  Assumed Investment Return ................................................  32
ACCESS TO YOUR MONEY .......................................................  33
  Generally ................................................................  33
  Withdrawal Rights ........................................................  34
  Deferment of Payments ....................................................  37
DEATH BENEFIT ..............................................................  38
  Succession of Contract Ownership .........................................  38
  Notification of Death ....................................................  38
  Death of the Contract Owner and/or Annuitant .............................  38
  Designation of Beneficiary ...............................................  40
PERFORMANCE ................................................................  40
TAXES ......................................................................  41
  Introduction .............................................................  41
  Annuity Contracts in General .............................................  42
  Distributions In General .................................................  42
  Tax Treatment of Distributions -- Non-Qualified Contracts ................  44
  Non-Qualified Contracts Owned by Non-Natural Persons .....................  46
  Section 1035 Exchanges ...................................................  46
  Diversification and Investor Control .....................................  46
  Withholding ..............................................................  47
OTHER INFORMATION ..........................................................  47
  The United States Life Insurance Company in the City of New York .........  47
  Distribution of the Contract .............................................  48
  Legal Proceedings ........................................................  48
FINANCIAL STATEMENTS .......................................................  49
APPENDIX A .................................................................  50
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ...............  56

CONTACT INFORMATION: Here is how you can contact us about the Platinum Investor
(SM) Immediate Variable Annuity Contracts:

------------------------------------------------------------------------------------------------------------------------------------
               ADMINISTRATIVE CENTER:                              HOME OFFICE:                     PREMIUM PAYMENTS:
------------------------------------------------------------------------------------------------------------------------------------
(Express Delivery)                (U.S. Mail)                      The United States Life           (Express Delivery)
The United States Life            The United States Life           Insurance Company in the City    The United States Life
Insurance Company in the City     Insurance Company in the City    of New York                      Insurance Company in the City
of New York                       of New York                      830 Third Avenue                 of New York
SPIA Operations 2-D1              SPIA Operations 2-D1             New York, New York 10022         c/o Southwest Bank of Texas
2727-A Allen Parkway              P. O. Box 3018                   1-212-709-6000                   Attn: Lockbox 4532
Houston, Texas 77019-2116         Houston, Texas 77210-3018                                         1801 Main Street
1-888-438-6933                                                                                      Houston, Texas 77002
Fax: 1-713-620-3139                                                                                 (U.S. Mail)
(Except premium payments)                                                                           The United States Life
                                                                                                    Insurance Company in the City
                                                                                                    of New York
                                                                                                    c/o Southwest Bank of Texas
                                                                                                    Attn: Lockbox 4532
                                                                                                    Houston, Texas 77210
------------------------------------------------------------------------------------------------------------------------------------

                                   DEFINITIONS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Administrative Office - Our administrative office is located at 2727-A Allen Parkway P. O. Box 3018, Houston, Texas 77253-3018, telephone: 1-888-438-6933.

Annuitant - The person whose life determines the duration of Income Payments involving life contingencies. The Annuitant is usually the Contract Owner, but in some circumstances the Contract Owner may not be the Annuitant. In addition, certain Payout Options under the Contract permit a Joint Annuitant. In the event there is a Joint Annuitant then the main Annuitant is considered to be the "Primary Annuitant." Certain Qualified Contracts require the Annuitant and the Contract Owner to be the same person.

Annuity Starting Date - The latter of the Contract Date and the first day of the first Modal Time Period.

Annuity Income Unit - An accounting unit of measure used to calculate Income Payments after the Income Start Date.

Annuity Income Unit Value - The value of one Annuity Income Unit.

Assumed Investment Return - The Assumed Investment Return (or "AIR") is a factor used in calculating the initial and subsequent variable Income Payments.

Beneficiary - The person (or entity) selected by the Contract Owner to become the new Contract Owner in the event that the Contract Owner and the Annuitant(s) die.

Company - The United States Life Insurance Company in the City of New York, 830 Third Avenue, New York, New York 10022.

Commutation Value - The value of future Income Payments that are converted (commuted) into a lump sum. The commutation value may be available for partial withdrawal and/or full withdrawal under certain Payout Options and may be available to beneficiaries when an annuitant dies before all term certain payments have been made.

Contract Anniversary - An anniversary of the date we issued your Contract.

Contract Date - The date your Contract is issued and becomes effective.

Contract Owner - The person (or persons) who controls all the rights and benefits under the Contract. Unless otherwise noted, all references to "you" or "your", in this prospectus, refer to the Contract Owner.

Contract Year - Each 12 month period beginning on the Contract Date.

Death Benefit - The amount payable, if any, after the Contract Owner and Annuitant die.

Division - Separate and distinct divisions of the Separate Account to which underlying shares of a Fund are allocated. The performance of the selected division(s) is used to determine the value of variable Income Payments.

Fixed Investment Option or Fixed Account - The portion of the Premium Payment allocated to USL's general account to provide for fixed Income Payments.

Income Payments - The series of periodic Income (annuity) Payments selected by the Contract Owner.

Income Start Date - The date on which Income Payments begin. You choose this date when you purchase the Contract. It cannot be later than 12 months after the Contract Date.

Modal Time Period - The period of time (mode) ending on the date that an Income Payment is made. For example, if you select monthly Income Payments, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made.

Non-Qualified Contract - An annuity purchased with dollars already subjected to taxation.

Payout Option - The method in which you choose the Payee to receive the stream of Income Payment(s).

Premium Payment - Money sent to us to purchase your Contract. Because the Contract is a single Premium Payment Contract, you are permitted to make only one Premium Payment to us. However, the Premium Payment may come to us from multiple sources. All references, in this prospectus, to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

Premium Tax - A tax charged by a state or municipality on your Premium Payment.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by an IRA.

Right to Cancel Period - Time period immediately following the Contract Date, when you may return your Contract to the Company. Your Contract or materials related to your Contract may use the terms "Right to Examine Period" or "Free Look Period" to describe the Right to Cancel Period.

Semi-Annual Benefit Leveling - The adjustment to variable Income Payments to make Income Payments made during the following six months equal in amount.

Valuation Date or Valuation Day - Each day that the New York Stock Exchange ("NYSE") is open for trading.

Valuation Period - The period between the close of business (which is the close of the NYSE) on any Valuation Date and the close of business for the next succeeding Valuation Date.

                             SUMMARY OF THE CONTRACT

This summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the SAI, and in the Contract itself. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Account."

     Throughout this prospectus, you will find text boxes, such as this one, that contain (i) information about the Contract's fees and expenses, and
     (ii) additional explanations, examples and/or risks of certain features and concepts associated with the Contract.

All page number references refer to pages in this prospectus unless otherwise stated.

Purpose of the Platinum Investor IVA Contract

The Contract described in this prospectus provides Income Payments to the Payee, based on:

    .   the life of the Annuitant(s);

    .   the life of the Annuitant(s) with a certain period of years; or

    .   for a certain period of years.

(In this prospectus, "a certain period of years" may be referred to as "a guaranteed number of years" and/or "guaranteed period.") You may select from a number of Payout Options. You may choose Income Payments that are fixed, variable, or a combination of fixed and variable. You may choose Income Payments on a monthly, quarterly, semi-annual, or annual basis.

Types of Contracts

There are two types of Contracts. You may purchase a Non-qualified Contract with money from any source. Or, you may purchase a Qualified Contract with contributions rolled-over from a qualified plan such as a 401(a) or 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA.

Purchase of the Contract

The minimum amount to purchase a Contract is $25,000. You cannot add to your Contract at a later date (it is a single Premium Payment Contract.). We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. Prior USL approval is required for any Premium Payment exceeding $1,000,000. In general, we will not issue a Contract with Annuitant(s) over age 90, but reserve the right to increase or decrease that age.

The Investment Options

Variable Investment Options. When you purchase the Contract, you may allocate your Premium Payment to our Separate Account to provide for variable Income Payments. Our Separate Account is divided into 62 divisions, 51 of which are offered under the Contract. Each of the 51 divisions constitutes a variable investment option, and invests exclusively in shares of a specific Fund. See page 11 of this prospectus for a detailed list of the variable investment options and their corresponding Funds.

The investment performance of each division is linked to the investment performance of its corresponding underlying Fund. Assets in each of the divisions belong to USL, but are accounted for separately from USL's other assets and can be used only to satisfy its obligations under the Contracts.

     Allocating part or all of your Premium Payment to a division means you have elected, at least in part, variable Income Payments. The amount of your variable Income Payments will increase or decrease depending on the investment performance of the division(s) you selected. You bear the investment risk for amounts allocated to a division.

Fixed Account. You can also allocate all or part of your premium to the Fixed Account and elect fixed Income Payments. With the Fixed Account, you will receive fixed Income Payments that will not fluctuate from the scheduled amount set forth in your Contract.

No transfers or withdrawals may be made out of the Fixed Account.

Expenses

USL deducts the following charges in connection with the Contract. For additional information, see "EXPENSES" on page 24.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each variable investment option for mortality and expense risks.

Administrative Charge. We deduct a daily administrative charge from the assets of each variable investment option.

Premium Tax Charge. Certain states assess a premium tax charge for Premium Payments made under the Contract. If applicable, the premium tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Premium Taxes" further on in this prospectus for more information.

Sales Charge. We deduct a one time sales charge from your Premium Payment.

Withdrawal Charge. During the first eight Contract Years, we deduct a withdrawal charge for each full or partial withdrawal under the Contract.

Contract Fee. We deduct a one time charge from your Premium Payment.

Fund Expenses. The management fees and other expenses of the Funds are paid by the Funds and are reflected in the net asset values of the Funds' shares.

Right to Cancel the Contract

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract. See "Right to Cancel" on page 20.

Withdrawals

Depending on the Payout Option you have chosen, you may be permitted to make partial withdrawals or a full withdrawal of monies from the variable investment options portion of your Contract. All partial and full withdrawals are subject to a 1% (of the amount withdrawn) withdrawal charge during the first eight Contract Years. However, please keep in mind that the Contract is designed to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Income Payments

Income Payments begin on the Income Start Date. Income Payments will be based on the Payout Option chosen at the time of application. You can receive fixed or variable Income Payments or a combination of the two. Fixed Income Payments will give you a level stream of income that will not change from Income Payment to Income Payment. Variable Income Payments will change from Income Payment to Income Payment depending on the performance of the variable investment option(s) that you have chosen. With a combination fixed and variable Income Payments, a portion of your Income Payments will remain level, and a portion will fluctuate.

You can receive payments for life, for life with a guaranteed period, or for a guaranteed period only. You can also receive payments on a monthly, quarterly, semi-annual, or annual basis.

See "INCOME PAYMENTS" on page 26 for more detailed information. You may also wish to contact your tax or other financial adviser in determining the types of Income Payments that are right for you.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and withdrawing money from the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, withdraw money from the Contract, or transfer amounts between investment options. State premium taxes may also be charged. The charges remain constant over the life of the Contract; we reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

-------------------------------------------------------------------------------------------------------------------
                                        Maximum Owner Transaction Expenses
-------------------------------------------------------------------------------------------------------------------
                         Charge                                               Maximum Amount
-------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases (as a percentage of      4.0%
Premium Payment)
-------------------------------------------------------------------------------------------------------------------
Withdrawal Charge*                                       1.0% of the amount withdrawn
-------------------------------------------------------------------------------------------------------------------
Contract Fee (one time)                                  $100
-------------------------------------------------------------------------------------------------------------------
                                                         $25 (There is no charge for the first 12 transfers each
                                                         Contract year; thereafter, we reserve the right to
Transfer Fee                                             charge a fee of $25 per transfer but we are not currently
                                                         charging $25.)
-------------------------------------------------------------------------------------------------------------------
Premium Taxes - qualified contracts                      0 - 1% of premium
-------------------------------------------------------------------------------------------------------------------
Premium Taxes - non-qualified contracts                  0 - 3.5% of premium
-------------------------------------------------------------------------------------------------------------------

-----------------------

         * The Withdrawal Charge applies for the first 8 Contract Years only. Only Payout Options 2, 4 and 5 permit withdrawals.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including fund fees and expenses.

------------------------------------------------------------------------------------------------------------------
                   Separate Account Annual Expenses (as a percentage of average account value)
------------------------------------------------------------------------------------------------------------------
                     Charge                                Current Amount                  Maximum Amount
------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge                               0.40%                           1.10%
------------------------------------------------------------------------------------------------------------------
Administrative Charge                                           0.15%                           0.15%
------------------------------------------------------------------------------------------------------------------
           Total Separate Account Annual Expenses               0.55%                           1.25%
------------------------------------------------------------------------------------------------------------------

The next table describes the Fund fees and expenses that the Fund will charge periodically during the time that you own the Contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2002. Current and future expenses for the Funds may be higher or lower than those shown.

----------------------------------------------------------------------------------------------------
      Annual Fund Fees and Expenses (as a percentage of average daily variable account value)
----------------------------------------------------------------------------------------------------
                          Charge                                  Maximum             Minimum
----------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (expenses that are            2.69%               0.33%
deducted from fund assets include management fees,
distribution (12b-1) fees, and other expenses)/1/
----------------------------------------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses accompanying this Contract prospectus.


     /1/ Currently 16 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire between March 31, 2004 and March 31, 2005. The impact of contractual reimbursements or fee waivers is as follows:

    ----------------------------------------------------------------------
    Charge                                     Maximum            Minimum
    ----------------------------------------------------------------------
            Total Annual Fund Operating         1.25%              0.33%
    Expenses  for all of the Funds
    After Contractual Reimbursement or
    Fee Waiver

    ----------------------------------------------------------------------


                         CONDENSED FINANCIAL INFORMATION

There were no historical unit values as of the date of this prospectus.

                               INVESTMENT OPTIONS

Variable Investment Options

Separate Account USL VA-R. USL established Separate Account USL VA-R on August 8, 1997. The Separate Account has 62 divisions, 51 of which are available under the Contracts offered by this Prospectus. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.

Each division of the Separate Account is part of USL's general business, and the assets of the Separate Account belong to USL. Under New York law and the terms of the Contracts, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business that USL may conduct. These assets will be held exclusively to meet USL's obligations under this Contract and other variable annuity contracts issued through the Separate Account. Furthermore, USL credits or charges the Separate Account with the income, gains, and losses from the Separate Account's assets, whether or not realized, without regard to other income, gains, or losses of USL.

Divisions. We divided the Separate Account into divisions, each of which invests in shares of a corresponding underlying Fund. You may invest your Premium Payment in divisions investing in the Funds listed in the following table. The name of each underlying Fund describes its type (for example, money market fund, growth fund, equity fund, etc.), except for the underlying Funds with an "*" next to their name. For these underlying Funds, whose name does not describe their type, we provide that information immediately following the table.

-----------------------------------------------------------------------------------------------------------------------------
                        Underlying Funds                               Investment Adviser (sub-adviser, if applicable)
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Class I                      A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund - Class I                            A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio - Class O Shares           Fred Alger Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio - Class O Shares*       Fred Alger Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund                                    American Century Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
American Century VP II Inflation Protection Fund                  American Century Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Credit Suisse Small Cap Growth Portfolio                          Credit Suisse Asset Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio - Initial shares                The Dreyfus Corporation
-----------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial shares               The Dreyfus Corporation
-----------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Developing Leaders Portfolio - Initial shares*        The Dreyfus Corporation
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager(SM) Portfolio - Service Class 2*         Fidelity Management & Research Company
                                                                  (FMR Co., Inc.),
                                                                  (Fidelity Management & Research (U.K.) Inc.),
                                                                  (Fidelity Management & Research (Far East) Inc.),
                                                                  (Fidelity Investments Money Management, Inc.), and
                                                                  (Fidelity Investments Japan Limited)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        Underlying Funds                               Investment Adviser (sub-adviser, if applicable)
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)Portfolio - Service Class 2*            Fidelity Management & Research Company
                                                                  (FMR Co., Inc.),
                                                                  (Fidelity Management & Research (U.K.) Inc.),
                                                                  (Fidelity Management & Research (Far East) Inc.), and
                                                                  (Fidelity Investments Japan Limited)
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Service Class 2            Fidelity Management & Research Company
                                                                  (FMR Co., Inc.)
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service Class 2                   Fidelity Management & Research Company
                                                                  (FMR Co., Inc.)
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2                  Fidelity Management & Research Company
                                                                  (FMR Co., Inc.),
                                                                  (Fidelity Management & Research (U.K.) Inc.),
                                                                  (Fidelity Management & Research (Far East) Inc.), and
                                                                  (Fidelity Investments Japan Limited)
-----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton U.S. Government Fund - Class 2                 Franklin Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Mutual Shares Securities Fund - Class 2*       Franklin Mutual Advisers, LLC
-----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Foreign Securities Fund - Class 2              Templeton Investment Counsel, LLC
-----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Value Securities Fund - Class 2      Franklin Advisory Services, LLC
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio - Service Shares             Janus Capital
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio - Service Shares       Janus Capital
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares           Janus Capital
-----------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio                                  J.P. Morgan Investment Management Inc.
-----------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio                                  J.P. Morgan Investment Management Inc.
-----------------------------------------------------------------------------------------------------------------------------
MFS(R)Capital Opportunities Series                                Massachusetts Financial Services Company
-----------------------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Growth Series                                     Massachusetts Financial Services Company

-----------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series*                                      Massachusetts Financial Services Company
-----------------------------------------------------------------------------------------------------------------------------
MFS(R) Research Series                                            Massachusetts Financial Services Company
-----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio                     Neuberger Berman Management Inc.
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Multiple Strategies Fund/VA*                          OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                             OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative Class            Pacific Investment Management Company, LLC
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class             Pacific Investment Management Company, LLC
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class           Pacific Investment Management Company, LLC
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB                      Putnam Investment Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB                       Putnam Investment Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB         Putnam Investment Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
SunAmerica Aggressive Growth Portfolio - Class 1                  AIG SunAmerica Asset Management Corp.
-----------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced Portfolio - Class 1                           AIG SunAmerica Asset Management Corp.
-----------------------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I                             Morgan Stanley Investment Management Inc. (d/b/a Van
                                                                  Kampen)
-----------------------------------------------------------------------------------------------------------------------------
UIF High Yield Portfolio - Class I                                Morgan Stanley Investment Management Inc. (d/b/a Van
                                                                  Kampen)
-----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I International Equities Fund                           VALIC (AIG Global Investment Corp.)
-----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund                                    VALIC (AIG Global Investment Corp.)
-----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Money Market I Fund                                   VALIC (AIG SunAmerica Asset Management Corp.)
-----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Nasdaq-100(R)Index Fund                               VALIC (AIG Global Investment Corp.)
-----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Science & Technology Fund                             VALIC (T. Rowe Price Associates, Inc.)
-----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund                                  VALIC (AIG Global Investment Corp.)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                        Underlying Funds                       Investment Adviser (sub-adviser, if applicable)
-------------------------------------------------------------------------------------------------------
VALIC Co. I Stock Index Fund                                 VALIC (AIG Global Investment Corp.)
--------------------------------------------------------------------------------------------------------------
Vanguard VIF High Yield Bond Portfolio                       Wellington Management Company, LLP
--------------------------------------------------------------------------------------------------------------
Vanguard VIF REIT Index Portfolio                            The Vanguard Group
--------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio - Class I         Van Kampen Asset Management Inc.
--------------------------------------------------------------------------------------------------------------

     * The Fund type for Alger American Leveraged AllCap Portfolio - Class O Shares is equity growth.
         The Fund type for Dreyfus VIF Developing Leaders Portfolio - Initial shares is small cap.
         The Fund type for Fidelity VIP Asset Manager (SM) Portfolio - Service Class 2 is high return.
         The Fund type for Fidelity VIP Contrafund(R) Portfolio - Service Class 2 is capital appreciation.
         The Fund type for Franklin Templeton Mutual Shares Securities Fund - Class 2 is capital appreciation.
         The Fund type for MFS New Discovery Series is small cap growth.
         The Fund type for Oppenheimer Multiple Strategies Fund/VA is total return.

You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their Prospectuses, which accompany this Prospectus. You should carefully read the Funds' Prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Contract Owners' inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Contracts that are not described under "EXPENSES" on page 24.

We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees paid directly by PIMCO VIT for services we perform.

We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Contracts. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Voting Privileges. We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your amount invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Contract Owners. USL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

Any portion of your Premium Payment you allocate to the Fixed Account goes into our general account. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our Separate Account assets, assets in the general account are subject to claims of Contract owners like you, as well as claims made by our other creditors. The availability of the Fixed Account option may be restricted in some states. The offering of interests under the Contract relating to the Fixed Account is not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

To the extent that you allocate premium or transfer amounts into the Fixed Account, we guarantee that the amount of the Income Payments you receive will be unaffected by investment performance.

No transfers to a variable investment option may be made from the Fixed Account under the Contract.

                        PARTIES INVOLVED IN THE CONTRACT

Several parties may play a role in the Contract. These include the Contract Owner, the Annuitant (and the Joint Annuitant, where applicable), the Beneficiary and the Payee.

Contract Owner

Unless otherwise provided, the Contract Owner has all rights under the Contract. Purchasers who name someone other than themselves as the Contract Owner will have no rights under the Contract.

At the time of application, the Contract Owner designates/elects:

     .    an Annuitant, and if applicable, a Joint Annuitant;

     . the frequency of Income Payments, Payout Option, Assumed Investment Return, and Income Start Date;

     .    a beneficiary, and if applicable, a contingent beneficiary;

     .    a payee and, if applicable, a contingent payee;

     . the portion of the single Premium Payment used to purchase fixed Income Payments and/or variable Income Payments;

     .    the allocation among investment options; and

     . any optional Contract features such as Semi-Annual Benefit Leveling and/or Automatic Rebalancing.

Ownership Rights Between the Contract Date and the Income Start Date. Between the date of issue and the Income Start Date, the Contract Owner has the right to:

     .    cancel the Contract during the free look period;

     .    change the beneficiary and/or the contingent beneficiary;

     .    change allocations among investment options;

     . elect to take a partial or full withdrawal, depending on the Payout Option selected and subject to any restrictions described in this prospectus; and

     . elect or revoke a prior election of Semi-Annual Benefit Leveling (see "Semi-Annual Benefit Leveling").

Ownership Rights Between the Income Start Date and Prior to the Annuitant's Death. After the Income Start Date and prior to the Annuitant's death, the Contract Owner has the right to:

     . for Non-qualified Contracts, change the Contract Owner and/or Joint Contract Owner

     .    for Non-qualified Contracts, change the Payee;

     .    change the beneficiary and/or the contingent beneficiary;

     .    change allocations among investment options;

     . elect to take a partial or full withdrawal, depending on the Payout Option selected and subject to any restrictions described in this prospectus;

     .    elect or discontinue Semi-Annual Benefit Leveling; and

     .    elect or discontinue Automatic Rebalancing.

Changes. All changes, except those to Semi-Annual Benefit Leveling, will take effect as of the time such changes are recorded by USL, whether or not the Contract Owner or Annuitant is living at the time of the recording. USL will not be liable for any payments made or actions taken by USL before recording the change.

USL may require that all changes be submitted in writing or in another form USL deems acceptable. USL may require that signatures be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee. USL may also require that signatures be properly notarized under state law.

     Any changes in the Contract Owner, Joint Contract Owner or Payee could have tax consequences. The Contract Owner should consult a tax advisor before any changes are requested. USL is not responsible for the tax consequences of any ownership or payee changes.

Joint Ownership. Joint Contract Owners each own an undivided interest in the Contract. A joint Contract Owner may only be named in Non-Qualified Contracts.

Annuitant and Joint Annuitant

The Annuitant's (and Joint Annuitant's, if applicable) life expectancy is used to determine the amount and duration of any Income Payments made under Payout Options involving life contingencies. The Annuitant (and joint Annuitant, if applicable) must be age 90 or younger at the time of Contract issuance, unless USL approves a request for an Annuitant or joint Annuitant of greater age. Once designated, the Annuitant and joint Annuitant, if applicable, cannot be changed. Joint Annuitants can be named only if permitted under the elected Income Option.

For Contracts issued as IRAs, the Contract Owner and Annuitant must be the same person and this individual's entire interest in the Contract is nonforfeitable.

Payee

The Payee is the person or party that the Contract Owner designates to receive Income Payments. In most circumstances, the Payee will be the Contract Owner and/or the Annuitant. The Contract Owner may name more than one Payee under the Contract. Multiple Payees will share Income Payments equally, unless the Contract Owner designates otherwise. If no Payee is designated on the application, then the Annuitant will be the Payee. If a Payee dies while receiving Income Payments, the Company will make any required Income Payments to the Contract Owner, or the Beneficiary, if no Contract Owner is living.

In no event will any Payee, who is not also the Contract Owner, have any ownership rights under the Contract.

Beneficiary and Contingent Beneficiary

The beneficiary is the person who may receive benefits under the Contract if the Contract Owner, who is also the Annuitant (and the Joint Annuitant, if applicable) dies after the Annuity Start Date. The Contract Owner can name more than one beneficiary. The beneficiaries will share the benefits equally, unless otherwise specified.

If no beneficiary survives the Annuitant (and the Joint Annuitant, if applicable) the beneficiary's rights will vest in the contingent beneficiary. Contingent beneficiaries will share the benefits equally, unless otherwise specified.

If no beneficiary or contingent beneficiary survives the Annuitant (and the Joint Annuitant, if applicable), all beneficiary rights will vest with the Contract Owner or the last surviving Contract Owner's estate.

                          THE CONTRACT AND HOW IT WORKS

General Description

An annuity is a Contract between you, as the owner, and a life insurance company. In return for your one time Premium Payment, the Platinum Investor IVA Contract provides a stream of income in the form of Income Payments beginning on the Income Start Date you select. The Income Start Date must be within 12 months of the Contract Date. You may purchase the Contract using after-tax dollars (a Non-qualified Contract), or you may purchase the Contract by rolling over assets from an individual retirement annuity or account, or from a qualified plan (a Qualified Contract).

The Contract is called a variable annuity because you have the ability to allocate your money among variable investment options. Each variable investment option constitutes a division of our Separate Account, investing in shares of a corresponding Fund. Depending on market conditions, the various Funds may increase or decrease in value. If you allocate money to the divisions, the amount of the variable Income Payments will depend on the investment performance of the corresponding underlying Funds, along with certain other factors. See "INCOME PAYMENTS" on page 26.

The Contract also has a fixed investment option, the Fixed Account that is part of our general account. Each Income Payment from the Fixed Account of your Contract will be for the same amount and will not vary with investment performance.

                     A Few Things To Keep In Mind Regarding
                         Who Should Purchase A Contract

     . Under the Contract, you will have access to your investment only through Income Payments, or certain limited withdrawal provisions.

     . The Contract should only be purchased by individuals who will not need full access to their Premium Payment on an immediate basis.

Purchasing a Contract

You may purchase a Contract by completing and submitting an application along with a Premium Payment. You may also transfer assets from an existing investment or insurance product. The minimum Premium Payment is $25,000. No additional Premium Payments are permitted (although monies may be paid into the Contract from multiple sources). Prior approval is required for, and certain restrictions may apply to, any Premium Payment that would exceed $1,000,000. For example, we reserve the right to allocate any Premium Payment exceeding

$1,000,000 to the Money Market Portfolio for 15 days after we receive it. (In some states this period may be longer). See "Right to Return" below.

     The method you use to purchase a Contract may have certain tax consequences. You should consult a tax adviser to determine the best strategy for your individual situation.

You must be of legal age (age of majority) in the state where the Contract is being purchased or a guardian must act on your behalf.

Allocation of Premium Payment

When we receive your properly completed application, we will apply the full amount of your net Premium Payment (Premium Payment minus taxes and one time charges) to the purchase of a Contract within two Valuation Days. We will consider your application properly completed when:

     1. you have provided all the information requested on the application form;

     2. we have received adequate proof of the Annuitant's date of birth (and the date of birth of any Joint Annuitant, if any); and

     3. we receive the entire amount of your Premium Payment (from all sources).

The date we credit your Premium Payment and issue a Contract is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information to us within five Valuation Days of the time we receive your application, we will return your Premium Payment unless we obtain your specific permission to keep it until you complete the application.

The Contract Owner determines the initial allocation of the net Premium Payment between the Fixed Account and the divisions. The initial allocation is shown on the application for a Contract and will remain in effect until changed by written notice from the Contract Owner. Allocations to the divisions must be in whole numbers, not fractions. The initial allocation, and any future transfers of value, to a division, cannot be less than 5% per division and must be equal to 100%. Also, a maximum of 10 divisions may be in use at any one time. For example, you will not be permitted to allocate your initial new Premium Payment to 11 divisions on your application.

     Over the lifetime of your Contract, you may allocate part or all of your net Premium Payment to no more than 30 divisions. This limit includes those divisions from which you have either transferred or withdrawn all of the amount previously allocated to such divisions. For example, if you allocate 100% of your net Premium Payment to the Money Market division, you have selected the Money Market division as one of the 30 divisions available to you. When you transfer the full amount out of the Money Market division, it remains as one of the 30 divisions available to you, even if you never again allocate any amount back into the Money Market division.

Right to Cancel

If you change your mind about purchasing the Contract, you can cancel it within 10 days after receiving it (or the period required in your state). You will receive back the current value of your Contract on the day we receive your request, less any previously deducted contract charges and Income Payments paid in states where permitted. In certain states we may be required to give you back your Premium Payment if you decide to cancel your Contract within 10 days after receiving it (or the period required in your state). If that is the case, we reserve the right to allocate your Premium Payment, if it exceeds $1,000,000, to the Money Market division for 15 days after we receive it. (In some states, the period may be longer.) At the end of that period, we will re-allocate your money as you selected. Currently, however, we will directly allocate your money to the investment option(s) you have selected. As with all variable investment options, you bear risk associated with investment in the Money Market division.

To exercise your right to cancel your Contract, you must mail it directly to USL, or give it to the agent from whom you received it, within 10 days after you receive it. See page 3 of this prospectus for USL's address information. In a few states, if your Contract is replacing an existing annuity or life policy, this period may be longer.

Key Contract Dates

During the life of your Contract there are certain significant dates that may impact certain features of your Contract.

          . Contract Date. The Contract date is the day your Contract is issued and becomes effective. See "Allocation of Premium Payment" on page 19.

          . Annuity Starting Date. The Annuity Starting Date is a date used for certain Federal Income Tax purposes. The Annuity Starting Date is the later of the Contract Date and the first day of the Modal Time Period. For example, if the Contract Date is June 19 and the first day of the Modal Time Period is July 1 with monthly Income Payments beginning August 1, the Annuity Starting Date is July 1.

     . Income Start Date. The Income Start Date is the date on which Income Payments begin. You choose the Income Start Date when you purchase the Contract (and it cannot be changed). The Income Start Date cannot be later than 12 months after the Contract Date.

     . Modal Time Period. The Modal Time Period is the period of time between which Income Payments are made. For example, if you elect to receive Income Payments on a monthly basis, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made. During the Modal Time Period, your next variable Income Payment (if applicable) is calculated based in part on the performance of the divisions you have chosen, your selected Assumed Investment Return and certain other factors.

     . Income End Date. The Income End Date is the day on which guaranteed Income Payments are set to end.

Income Payments

See the "INCOME PAYMENTS" section of this prospectus on page 26.

Access to your Money

See the "ACCESS TO YOUR MONEY" section of this prospectus on page 33.

                                    TRANSFERS

Transfers Among Investment Options

The initial allocation of your Premium Payment among investment options to provide variable and/or fixed Income Payments can be changed by transfers of values among the investment options made by written request. We reserve the right to charge $25 per transfer after the first 12 transfers in any Contract year. No transfers can be made from the Fixed Account to a variable investment option, but transfers can be made from the variable investment options to the Fixed Account or to other variable investment options. See "Allocation of Premium Payment" on page 19 of this prospectus for additional limitations on transfers.

The minimum amount that can be transferred is $50. The transfer request must clearly state which investment options are involved and the amount of the transfer.

                                A Closer Look at
                                 Transfers Among
                           Variable Investment Options

     How  transfers among variable investment options are effected:

     (A) The number of Annuity Income Units in the division from which Annuity Income Units will be withdrawn is multiplied by the current Annuity Income Unit Value of that division.

     (B) The final value from (A) is divided by the current Annuity Income Unit Value of the division into which the transfer is going.

     (C) The result of (B) is the number of Annuity Income Units allocated to the new division.

     Minimum Transfer Amount. The minimum amount that can be transferred in any one transfer is $50 worth of income. This means that however many Annuity Income Units would produce $50 worth of income, calculated at the current Annuity Income Unit Value, is the minimum number of Annuity Income Units that may be transferred.

     For example, let's say that you owned 500 Annuity Income Units in division one ("d1"), valued at $2 per Annuity Income Unit, for a total of $1,000 worth of Income Payments, on a monthly basis. You decide to transfer the entire amount in d1 to division two ("d2"). Annuity Income Units in d2 are currently valued at $5 per Annuity Income Unit. Upon completion of the transfer, you will own 200 Annuity Income Units in d2 valued at $5 per Annuity Income Unit, for a total of $1,000 in monthly income.

Effective Date of Transfers Among Variable Investment Options

When you transfer money among the variable investment options, we will redeem units of the affected divisions at their prices as of the end of the current Valuation Date. We will credit any division you transfer the money to at the same time.

     Please Note: The amount of the allocation in each division will change with that division's investment performance. You should periodically review your allocations in light of market conditions and financial objectives.

Automatic Rebalancing

This feature automatically rebalances the current proportional value of your net Premium Payment allocated to each variable investment option under your Contract to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. Automatic rebalancing entails taking assets from the better performing divisions and allocating them to the lesser performing divisions.

You tell us whether you want us to do the rebalancing monthly, quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. Rebalancing ends upon your request. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Annuity Income Units for automatic rebalancing will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

Market Timing


The Contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We monitor the Contracts to determine if

     . An exchange out of a division occurs within 2 weeks of an earlier exchange into such division;

     . Exchanges into and/or out of a specific division occur more than twice in any one calendar quarter; or

     .    Any transfer over $75,000 has occurred.

If any of the above transactions occurs, we will suspend such Contract Owner's telephone and fax transfer privileges with 3 business days' prior notice to prevent market timing efforts that could be harmful to other Contract Owners, annuitant and/or beneficiaries. Such notice will take the form of either a letter mailed to your last known address, or a phone call from our administrative department to inform you that effective immediately, your telephone and fax transfer privileges have been suspended. The Contract suspension will last for no more than 6 months. These procedures will be followed in all circumstances and we will treat all Contract holders the same.

                                    EXPENSES

Mortality and Expense Risk Charge

As part of our calculation of the value of Annuity Income Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. The annual maximum mortality and expense risk charge for the Contracts is 1.10%. Currently we charge a mortality and expense risk charge of 0.40%.

The mortality and expense risk charge compensates us for assuming the risk that we will have to make Income Payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit. The Company assumes the risk of making monthly Income Payments regardless of how long all Annuitants may live.

Administrative Charge

This charge is for administration and operations, such as allocating the premium and administering the Contracts. The maximum and current annual administrative charge for the Contracts is 0.15%. The Company incurs charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

Contract Fee

After we deduct any applicable premium tax from your Premium Payment, a one-time $100 Contract Fee will be deducted from your Premium Payment at the time of its receipt by USL. The Contract Fee compensates USL for the administrative costs of issuing the Contract.

Sales Charge

We will deduct a maximum of 4.0% of your Premium Payment as a Sales Charge. The value of your Premium Payment (or "net" Premium Payment), after the Sales Charge, other one time charges and premium taxes are deducted, will be allocated to your selected investment options to provide for fixed and/or variable Income Payments. USL receives the Sales Charge to cover sales expenses, including commissions.

Withdrawal Charge

Unless a withdrawal is exempt from the Withdrawal Charge (as discussed below), a Withdrawal Charge of 1% of the amount that you withdraw during the first eight Contract Years will apply to your Contract.

The Withdrawal Charge reimburses us for part of our expenses in distributing the Contracts and is deducted from the total withdrawal amount requested.

The Withdrawal Charge will not apply to:

     .    any amounts paid out as fixed and/or variable income payments;

     . any amounts paid out upon the death of the Contract Owner or Annuitant; and

     .    any amounts withdrawn beginning in the ninth Contract Year.


Premium Taxes

We will deduct from your Premium Payment any premium tax imposed on us by the state or locality where you reside. Premium taxes currently imposed on the Contract by various states range from 0% to 1% of your Premium Payment for Qualified Contracts and from 0% to 3.5% of your Premium Payment for Non-qualified Contracts. In addition, some local governments may also levy a premium tax. These taxes are deducted from your Premium Payment upon its receipt by us.

Transfer Fee

We reserve the right to charge $25 per transfer after the first 12 transfers in any Contract Year. We are not currently charging this fee.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various Funds. These charges are described in the prospectuses for the Funds. The maximum and minimum Fund expenses are described in the fee table on page 9 of this prospectus.

General

If the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise we will incur a loss. The charges remain constant over the life of the Contract; we reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

                                 INCOME PAYMENTS

Generally

Beginning on the Income Start Date, the Payee will receive a stream of periodic Income Payments. You may choose Income Payments that are fixed, variable, or a combination of fixed and variable. You may choose Income Payments on a monthly, quarterly, semiannual, or annual basis. The Company reserves the right to make Income Payments on a less frequent basis, using a longer Modal Time Period, to ensure that Income Payments equal at least $100 per payee per payment.

Fixed Income Payments. Fixed Income Payments provide for a stream of income guaranteed by the Company that doesn't change over the course of your lifetime (as scheduled in your Contract).

Variable Income Payments. Variable Income Payments provide for a stream of income that fluctuates based on the performance of the variable investment options that you choose. You can transfer money between the divisions that make up the variable investment options, subject to certain fees and restrictions.

Combination Fixed and Variable Income Payments. By allocating a portion of your money to the Fixed Account and the Separate Account, through the variable investment options, you receive Income Payments a portion of which is guaranteed to never change from what is scheduled in your Contract, and a portion of which fluctuates based on the variable investment options that you have chosen.

     Variable or Combination Fixed and Variable Income Payments: If you select variable or combination fixed and variable Income Payments options, your investment is subject to market fluctuation. The value of your Contract, and thus, the amount of each Income Payment you receive could increase or decrease.

Income Start Date

We call the date that your Income Payments begin the Income Start Date. At the time that you purchase the Contract, you select the Income Start Date. The Income Start Date must be within 12 months after the Contract Date and can start as early as two weeks after we receive your

Premium Payment. If a state requires that Income Payments begin prior to such date, we must comply with those requirements.

Frequency and Amount of Income Payments

Income Payments are made based on the Payout Option and frequency selected. Income Payment frequencies available are: monthly, quarterly, semi-annually, or annually. In no event will USL make Income Payments less frequently than annually.

USL reserves the right to change the frequency of Income Payments if the amount of any Income Payment becomes less than $100. The Income Payment frequency will be changed to an interval that will result in Income Payments of at least $100.

Modal Time Period. The Modal Time Period is the period of time (or "mode") between which Income Payments are made. For example, if you elect to receive Income Payments on a monthly basis, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made. During the Modal Time Period, the amount of your next Income Payment is calculated.

Semi-Annual Benefit Leveling

If the Contract Owner elects Semi-Annual Benefit Leveling, variable Income Payments will be adjusted to reflect the performance of the investment options once every six months, instead of with every Income Payment. Semi-Annual Benefit Leveling will only be permitted if you have selected variable Income Payments on a monthly basis.

Semi-Annual Benefit Leveling Procedures. If Semi-Annual Benefit Leveling is elected the number of Annuity Income Units necessary to make the Income Payments for the following six month period will be calculated. These Annuity Income Units will be redeemed from the division and transferred to USL's general account. The current Semi-Annual Benefit Leveling interest rate will be used to calculate the guaranteed amount of level Income Payments for the following six month period.

The level Income Payment calculated for each subsequent six month Annual Benefit Leveling period could be higher or lower than the level Income Payment for the previous six month period.

     Semi-Annual Benefit Leveling means that variable Income Payments will be divided once every six months into six separate fixed Income Payments (each adjusted by the current Semi-Annual Benefit Leveling interest rate), to be paid to you over the next six months in six separate installments.

Once elected (with 10 or more business days' prior notice to USL), Semi-Annual Benefit Leveling will take effect as of the date of the next Income Payment. (Your Contract refers to this date as the "Semi-Annual Benefit Leveling start date.") Semi-Annual Benefit Leveling will automatically continue for each six month anniversary thereof. You can cancel Semi-Annual Benefit Leveling for the next six month period by notifying us within 10 or more business days' of the beginning of the next six month period. The process of calculating leveled variable Income Payments for Semi-Annual Benefit Leveling will take place during the last Modal Time Period prior to the start of each six month Semi-Annual Benefit Leveling period.

USL reserves the right to discontinue Semi-Annual Benefit Leveling at any time. If USL does discontinue this program, any Contract Owner receiving leveled variable Income Payments will continue to do so until the current six month Semi-Annual Benefit Leveling period is completed.

Unless you have selected Payout Option 5, no withdrawals from the Contract will be permitted during any six month Semi-Annual Benefit Leveling period.

Payout Options

The Contract currently offers the five Payout Options described below. We may make other Payout Options available subject to our discretion.

Contract Owners must elect a Payout Option. An application to purchase a Contract will be considered incomplete if a Payout Option has not been elected. Once elected, your chosen Payout Option cannot be changed.

The Payout Options currently available are:

Option 1 - Life Annuity. Under this option, we will make Income Payments as long as the Annuitant is alive. Income Payments stop when the Annuitant dies.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option 2 - Life Annuity With A Guaranteed Number of Years. Under this option, we will make Income Payments as long as the Annuitant is alive with the additional guarantee that Income Payments will be made for a particular number of years. If the Annuitant dies before all guaranteed Income Payments have been made, Income Payments will continue to the beneficiary for the remainder of the period.

Non-Income Payment Withdrawals. The Contract Owner may elect at any time prior to the death of the annuitant to withdraw a part of the variable Income Payment portion of the remaining

Guaranteed Period Income Payments as set forth in the "Withdrawals" provision on page 8, as long as at least five years of variable Income Payments remain under your Contract after the withdrawal has been made. Withdrawals may be subject to a Withdrawal Charge.

Option 3 - Joint and Survivor Annuity. Under this option, we will make Income Payments as long as either the Annuitant or Joint Annuitant (or Contingent Annuitant, if applicable) is alive. Upon the death of the Annuitant, we will continue to make Income Payments so long as the Joint Annuitant is alive, however, the amount of the remaining Income Payments will be a percentage of the amount that was payable while the Annuitant was alive. The amount of the Income Payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the Income Payment amount will be achieved through a reduction in the number of Annuity Income Units.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option 4 - Joint and Survivor Annuity With A Guaranteed Number of Years. Under this option, we will make Income Payments as long as either the Annuitant or Joint Annuitant (or Contingent Annuitant, if applicable) is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make Income Payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the Income Payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the Income Payment amount will be achieved through a reduction in the number of Annuity Income Units.

Non-Income Payment Withdrawals. The Contract Owner may elect at any time prior to the second death of the annuitant and joint annuitant to withdraw a part of the variable Income Payment portion of the remaining term Guaranteed Period Income Payments as set forth in the "Withdrawals" provision on page 8, as long as at least five years of variable Income Payment remain under your Contract after the withdrawal has been made. Withdrawals may be subject to a Withdrawal Charge.

Option 5 - Guaranteed Number of Years. Under this option, we guarantee that Income Payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period.

Non-Income Payment Withdrawals. The Contract Owner may elect at any time prior to the Annuitant's death to withdraw all of the variable Income Payment portion of the Contract as set forth in the "Withdrawals" provision on page 8. Withdrawals may be subject to a withdrawal charge.

             A few Things to keep in mind Regarding Income Payments

          . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

          . You may select a Payout Option and allocate your premium to either fixed or variable income choices, or both. You may not select more than one Payout Option.

          . If you chose both a fixed and a variable payment option, premium that you allocate to the Fixed Account may not be reallocated to another division.

          . If the postal or other delivery service is unable to deliver checks to the Payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Income Payment checks or undeliverable direct deposits. It is the Contract Owners' responsibility to keep the Company informed of the Payee's current address or active bank account location.

Annuity Income Units

Upon applying your net Premium Payment, we calculate the number of Annuity Income Units associated with each Payout Option (for variable Income Payments) as determined by our currently used annuity rate factors. The Annuity Income Unit Value for each division will vary from one Valuation Period to the next based on the investment experience of the assets in the division and the deduction of certain Separate Account charges and expenses. The SAI contains a fuller explanation of how Annuity Income Units are valued.

The number of Annuity Income Units for each division will generally remain constant, subject to the following exceptions:

     . If value is transferred from one investment option to another. See the example under "A Closer Look At Transfers Among Variable Investment Options" on page 22.

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

     . If value is withdrawn from the Contract. See "Determination of Subsequent Variable Income Payments" on page 32.

     . Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor annuity option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Income Units.

Determination of the Initial Variable Income Payment

The following factors determine the amount of the first Income Payment:

     . the portion of the Premium Payment allocated to provide variable Income Payments and the Assumed Investment Return;

     .    the age and gender of the Annuitant (and Joint Annuitant, if any);

     .    the Payout Option selected;

     .    the frequency of Income Payments;

     .    the deduction of applicable premium taxes;

     .    the performance of your selected variable investment options; and

     .    the time period from the Contract Date to the Income Start Date.

Additional Items that may Impact Income Payments

Impact of Annuitant's Age on Income Payments. For either fixed or variable Income Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each Income Payment. Since Income Payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Income Payment will be greater.

Impact of Annuitant's Gender on Income Payments. For either fixed or variable Income Payments involving life income, the gender of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Income Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Income Payments. The value of all Income Payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

Determination of Subsequent Variable Income Payments

During the Modal Time Period, we will recalculate the variable Income Payments to reflect the performance of the variable investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable Income Payments as follows. The portion of the first Income Payment funded by a particular division is divided by the Annuity Income Unit Value for that division as of the Contract Date. This establishes the number of Annuity Income Units provided by each division for each subsequent variable Income Payments.

During each Modal Time Period, we will calculate the amount of money necessary to make expected Income Payments until the next Modal Time Period.

The variable Income Payments will remain level until the next Modal Time Period. Subsequent variable Income Payments may be more or less than the previously calculated variable Income Payments depending on whether the net investment performance of the selected investment options is greater than or less than the Assumed Investment Return.

Assumed Investment Return

The amount of the Income Payments provided by the portion of the Premium Payment allocated to provide a stream of variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only is one of the factors that determines the initial level of income, but also how future investment performance affects Variable Income Payments.

A higher AIR will result in a larger initial Annuity Payment, but future increases in the Variable Income Payment will be smaller than with a lower AIR. If net performance for a year (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable Income Payments will not change. If net performance is less than the AIR, Variable Income Payments will decrease. If net performance is more than the AIR, Variable Income Payments will increase.

More Information on the
Assumed Investment Return or AIR

     . If you allocated a portion of your Premium Payment to receive variable Income Payments then you invested this Premium Payment into one more divisions making up the variable investment options available and selected an Assumed Investment Return (AIR). Currently, we offer an AIR of 3.5% or 5.0%. In the future we may make additional AIRs available.

     . We use the AIR to help us calculate your current and future variable Income Payments. In order to calculate the benefit amounts we need a rate of return for the variable investment options you selected.

     . For future variable Income Payments, the AIR represents the total return after expenses of the variable investment options needed to keep your payments from increasing or decreasing. If the rate of return after expenses earned by your variable investment options is higher than the AIR, then your Variable Income Payments will increase. Similarly, if the rate of return after expenses earned by your variable investment options is less than the AIR, then your Variable Income Payments will decrease.

Selecting an AIR - Pros and Cons

     . If more than one AIR is offered you will need to decide between a higher or lower AIR, for example, 3.5% and 5%.

     . With a 5% AIR you will receive a higher initial Income Payment amount than with a 3.5% AIR. However, Variable Income Payments based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than Variable Income Payments based on a 3.5% AIR.

     . With a 3.5% AIR, you will receive a lower initial Income Payment amount than with a 5% AIR. However, Variable Income Payments based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than Variable Income Payments based on a 5% AIR.

                              ACCESS TO YOUR MONEY

Generally

Depending on the Payout Option you select and whether you are the Payee, you may receive Income Payments according to the Payout Option you select.

       The Contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals, the Contract is not suitable as a short-term investment.

Withdrawal Rights

You may take a full or partial withdrawal of the present value of your variable Investment Options remaining in the Guaranteed Period, after the end of the Right to Cancel Period. withdrawals are permitted under the Contract if you elected one of the following Payout Options at the time of application (with certain other requirements, as discussed below, also being met):

     . Option 2 - Life Annuity With a Guaranteed Number of Years (partial withdrawal only);

     . Option 4 - Joint and Survivor Annuity With a Guaranteed Number of Years (partial withdrawal only); or

     .    Option 5 - Guaranteed Number of Years (full withdrawal only).

Under these Payout Options, you will receive Income Payments for "A Guaranteed Number of Years" (which may be referred to in this prospectus as the "Guaranteed Period"). If you do not elect one of these three Payout Options, you will not be permitted to withdraw value from the Contract, other than through Income Payments. Certain states may also prohibit withdrawals.

All withdrawal requests must be made in writing to USL. USL reserves the right to require that the signature(s) on a withdrawal request be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee. USL may also require the signatures be properly notarized under state law.

USL will pay any amounts withdrawn to the Contract Owner within five days of receipt of a proper request and instructions satisfactory to USL.

     No withdrawals will be permitted from amounts in the Fixed Account. This includes amounts automatically moved to the Fixed Account to provide for Semi-Annual Benefit Leveling. Also, if you have selected Semi-Annual Benefit Leveling, (and you have not selected Payout Option 5) no withdrawals will be permitted from the variable investment options during any six month Semi-Annual Benefit Leveling period.

Withdrawal Charge. We may assess a Withdrawal Charge for each withdrawal from the Contract. This charge will be deducted from the net proceeds of the withdrawal. The Withdrawal Charge is:

       ---------------------------------------------------------------------
       Contract Year                         Withdrawal Charge
       ---------------------------------------------------------------------
       1-8                                   1% of the amount withdrawn
       ---------------------------------------------------------------------
       9 and up                              no charge
       ---------------------------------------------------------------------

Withdrawal Procedures. You may elect a partial withdrawal of a portion of the present value of the variable Income Payments remaining in the Guaranteed Period for:

     .    Option 2 - Life Annuity With a Guaranteed Number of Years; or

     .    Option 4 - Joint and Survivor Annuity With a Guaranteed Number of
          Years

as long as at least five years of variable Income Payments remain under your Contract after the partial withdrawal has been completed. You will need to indicate to us the amount of your desired partial withdrawal at least three business days prior to your desired withdrawal date. After receiving your withdrawal request, we will inform you of the resulting reduction in the number of Annuity Income Units to be paid and the reduction in the length of the Guaranteed Period. At that point, you must either confirm or withdraw your intention to make the partial withdrawal. As discussed in this section, if the Guaranteed Period would be reduced to less than five years, your withdrawal request will be declined and you will need to lower your requested withdrawal amount.

You may elect a full withdrawal of a portion of the present value of the variable Income Payments remaining in the Guaranteed Period for

     .    Option 5 - Guaranteed Number of Years

no matter how many years of variable Income Payments remain under your Contract after the full withdrawal has been completed.

While the number of Annuity Income Units for each division will generally remain constant, this prospectus, on page 32 under "Determination of Subsequent Variable Income Payments" lists three exceptions to that rule. One of those exceptions applies if you make a withdrawal. A withdrawal involves a transfer of assets out of a division. As actual assets decrease in a division, the number of Annuity Income Units in such division must also be decreased to reflect the loss of those assets. A reduction in the number of Annuity Income Units means that all of your remaining variable Income Payments, both guaranteed and life contingent, will be reduced in amount. See the sections on "Withdrawals Reduce Your Future Variable Income Payments" and "Computing the Partial Withdrawal Amount," below.

Withdrawal Limitations. In determining the value available for a withdrawal, only the present value of the variable Income Payments remaining in the Guaranteed Period will be used. No fixed Income Payments will be used in determining partial withdrawal values, and neither the amount of fixed Income Payments nor the length of the Guaranteed Period for such fixed Income Payments will be affected by a withdrawal. At any time after the Right to Cancel period has ended, you may request a partial withdrawal from your contract as long as more than five (5) years remain in the Guaranteed Period (for Option 2 - Life Annuity With a Guaranteed Number of Years or Option 4 - Joint and Survivor Annuity With a Guaranteed Number of Years).

There are no "time remaining in the Guaranteed Period requirements" for Option 5
- Guaranteed Number of Years withdrawals.

Withdrawals Reduce Your Future Variable Income Payments. If you make a withdrawal you will still receive Income Payments, but the withdrawal will result in a reduction in the amount of each remaining variable Income Payment as well as a decrease in the Guaranteed Period that will apply to such variable Income Payments. In addition, if you transfer values from one or more divisions which support those variable Income Payments to the Fixed Account which supports the fixed Income Payments at any time after a withdrawal has been taken, the Guaranteed Period related to those recently transferred values that are now supporting fixed Income Payments will remain shortened. The Guaranteed Period applicable to any pre-existing fixed Income Payments would not be affected.

When you request a withdrawal, we will take it from the divisions in which your Contract is then invested in the same proportion as the value invested in each division on the date of the withdrawal. Since the amount of Income Payments changes during the next Modal Time Period, the reduction in Income Payments due to the withdrawal (but not the payment of the withdrawal amount) will be delayed until that time.

Computing the Withdrawal Amount. If you make a withdrawal, we will calculate the present value of future variable Income Payments remaining in the Guaranteed Period by discounting the payments at the assumed investment return, and with consideration to any fees charged for a withdrawal. The future variable Income Payment amount we use in this calculation is determined by multiplying the Annuity Income Unit value next computed after we receive the withdrawal request by the current number of Annuity Units for each division. A withdrawal will reduce all future variable Income Payments by an equal amount, and the remaining length of the Guaranteed Period will also be reduced.

The following four factors will determine the specific amount by which the remaining variable Income Payments will be reduced and by which the remaining length of the Guaranteed Period will be shortened:

     (i)   the amount of the withdrawal request;

     (ii) the length of time remaining in the Guaranteed Period at the time that the partial withdrawal is requested;

     (iii) the age and sex of the Annuitant or Joint Annuitants; and

     (iv)  the Payout Option chosen.

In other words, the larger the withdrawal, the lower future variable Income Payments will be, and the greater the reduction in the length of time in the Guaranteed Period. Any fixed Income Payments remaining under the Contract and their Guaranteed Period will remain unchanged.

Taxes on Withdrawals. Please read the tax discussion in this prospectus for information relating to partial withdrawals from your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

Deferment of Payments

We may delay making fixed Income Payments from your Contract for up to 12 months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable Income Payments from your Contract or processing transfer requests for an undetermined period of time when:

     .    the NYSE is closed (other than weekend and holiday closings);
     .    trading on the NYSE is restricted;
     . an emergency exists (as determined by the SEC or other appropriate regulatory authority) such that disposal of or determination of the value of Annuity Income Units is not reasonably practicable; or
     .    the SEC by order so permits for the protection of investors.

                                  DEATH BENEFIT

Succession of Contract Ownership

Upon the death of any Contract Owner, ownership rights, if any, under this Contract will succeed to the following persons in the following order unless otherwise indicated on your Contract application:

     1.   the surviving Contract Owner, if any;

     2.   the Annuitant(s), if any;

     3.   the Beneficiary(ies), if any; and

     4.   the estate or successors of the last Contract Owner to die.

Notification of Death

The death of any Contract Owner, Annuitant or Payee must be reported to USL immediately. USL will require certified proof of death in the following form:

     .    a certified copy of the death certificate; and/or

     . a certified copy of a decree from a court of competent jurisdiction as to the finding of death.

USL reserves the right to recover any overpayments made on Income Payments because of failure to notify USL of death. The Contract Owner, and any successor Contract Owner is liable to USL for any overpayments of Income Payments made. USL is not responsible for any incorrect Income Payments made that result from the failure to notify USL immediately of such death.

Death of the Contract Owner and/or Annuitant

The following table provides information on how the Contract treats the death of the Contract Owner and/or Annuitant based on certain factors, such as when the death occurs and whether or not the Contract Owner and the Annuitant are the same person. For purposes of this table only, the term "Death Benefit" is abbreviated by the letters "DB".

------------------------------------------------------------------------------------------------------------------
                              Contract Owner and Annuitant are the       Contract Owner and Annuitant are
                              same person                                not the same person
------------------------------------------------------------------------------------------------------------------
Death of Contract Owner
------------------------------------------------------------------------------------------------------------------
Before Annuity Start Date     DB  = current value of guaranteed          DB  = current value of life contingent
                              payments.                                  and guaranteed payments.

                              DB Distributed = 1) within five years of   DB Distributed = 1) within five years
                              death; or 2) over the Beneficiary's        death; or 2) over the Beneficiaries
                              lifetime or a shorter period.              lifetime or a shorter period.
------------------------------------------------------------------------------------------------------------------

On or After Annuity Start     DB = none, the Contract remains in          DB = remaining guaranteed period
Date                          force according to the "Succession of       payments.
                              Contract Ownership" as described
                              above.

                              DB Distributed = not applicable.            DB Distributed = over the remaining
                                                                          guaranteed period.
------------------------------------------------------------------------------------------------------------------
Death of Annuitant
------------------------------------------------------------------------------------------------------------------
Before Annuity Start Date     DB  = current guaranteed period             DB  = current value of guaranteed
                              payments.  If the Contract has no           payments.  If the Contract has no
                              guaranteed period no payments will be       guaranteed period no payments will be
                              made.                                       made.

                              DB Distributed = over the guaranteed        DB Distributed = 1) within five years
                              period (or surviving Joint Annuitant's      of death; or 2) over the Beneficiary's
                              lifetime).                                  lifetime or a shorter period.
------------------------------------------------------------------------------------------------------------------
On or After Annuity Start     DB  = remaining guaranteed period           DB  = remaining guaranteed period
Date                          payments.                                   payments.

                              DB Distributed = over the remaining         DB Distributed = over the remaining
                              guaranteed period (or surviving Joint       guaranteed period.
                              Annuitant's lifetime).
------------------------------------------------------------------------------------------------------------------

     IMPORTANT NOTE: As described in the table above, if the Annuitant (and the Joint Annuitant, if any) dies prior to the Annuity Start Date, and the Payment Option chosen is based on a life contingency only (no guaranteed period), then the Contract will terminate with no benefit and USL will retain your Premium Payment.

Designation of Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. The Annuitant may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

                                   PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the divisions, including average annual total return and yield information. A division's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a division, it reflects changes in the fund share price, the automatic reinvestment by the division of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a division, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the division during the period by the value of the division on the last day of the period.

When we advertise the performance of the money market division, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market division refers to the income generated by an investment in that division over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 12 month period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the Separate Account level is lower than at the Fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a division may be compared in reports and advertising to:

     (1) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

     (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

     (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

     (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                      TAXES

Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract (for example, information relating to partial withdrawals and withdrawals). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

       Tax Treatment of Distributions --
       Qualified Contracts:

       If you purchase your Contract under a (qualified) tax-favored retirement plan or account, your Contract is referred to as a Qualified Contract. Examples of qualified plans or accounts are:

          .    Individual Retirement Annuities ("IRAs");

          . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

          .    Keogh Plans; and

          . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

Distributions In General

Generally, with Qualified Contracts you have not paid any taxes on the money used to buy the Contract or on any earnings. Therefore, any amount you take out as Income Payments, as a partial withdrawal, or upon withdrawal will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

       This additional tax does not apply:

          . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary;

          .    where the taxpayer is age 59 1/2 or older;

          .    where payment is made on account of death;

          . where the payment is made on account of the taxpayer's disability;

          . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

          .    in some cases, upon separation from service on or after age 55;
               or

          .    certain other limited circumstances.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Partial Withdrawal Or Withdrawal May Trigger a 10% Tax Penalty Unless an Exception Applies. If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a partial withdrawal from or full withdrawal of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a partial withdrawal from or full withdrawal of the Contract. You should also contact your tax adviser before taking partial withdrawals.

       Example:

       Individual A is age 57 1/2 when he begins to receive annual Income Payments of $10,000 from a traditional IRA. Since this is a qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the Income Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities ("IRA"). Code Section 408 permits eligible individuals to contribute to an IRA. By attachment of an endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA or qualified plan, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

Rollovers. Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax adviser with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs.

Tax Treatment of Distributions -- Non-Qualified Contracts

General. For Income Payments, generally a portion of each payment will be considered a return of your premium and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable Income Payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent Income Payments will be taxable. If Income Payments stop due to the death of the annuitant before the full amount of your Premium Payment has been recovered, a tax deduction is allowed for the unrecovered amount.

Complete Withdrawals. For payments made upon complete withdrawal of the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

Partial Withdrawal - 100% Taxable. As a general rule, partial withdrawals will be 100% taxable and will not reduce investment in the Contract.

A Partial Withdrawal or Withdrawal May Trigger an Additional 10% Tax Penalty Unless an Exception Applies. If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

       This additional tax does not apply where:

       . the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;

       . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary;

       .  the taxpayer is age 59 1/2 or older;

       .  the payment is made on account of the taxpayer's disability;

       .  the payment is made on account of death;

       .  and in certain other circumstances.

It should be noted that a partial withdrawal or full withdrawal of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a partial withdrawal or full withdrawal of the Contract. You should also seek the advice of your tax adviser.

       Example:

       Individual A is age 57 1/2 when he begins to receive annual Income Payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the Income Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

Non-Qualified Contracts Owned by Non-Natural Persons

As a general rule, non-qualified annuity Contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity Contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity Contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity Contracts should consult with a tax adviser.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another annuity Contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity Contract for tax purposes.

Withholding

We are required to withhold federal income taxes on Income Payments, partial withdrawals, and complete withdrawals that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete withdrawals or partial withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For Income Payments, we will withhold on the taxable portion of Income Payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                OTHER INFORMATION

The United States Life Insurance Company in the City of New York

We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of New York. USL's home office address is 830 Third Avenue, New York, New York 10022. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Distribution of the Contract

Individuals who sell the Contracts will be licensed by State insurance authorities as agents of USL. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with USL, or (2) other broker-dealer firms, which are not affiliated with USL. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

American General Equity Services Corporation ("AGESC") is the principal underwriter and distributor of the Contracts. AGESC is located at #1 Franklin Square, Springfield, Illinois 62713. AGESC is a Delaware corporation and an affiliate of The United States Life Insurance Company in the City of New York (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC is also the principal underwriter for USL's Separate Account USL VL-R, as well as the underwriter for various separate accounts of other USL affiliates. These separate accounts are registered investment companies. AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

USL offers the Contracts on a continuous basis.

USL compensates broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for commissions of up to 4.0% of Premium Payments that Owners make.

USL has also agreed to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described under "Expenses."

Legal Proceedings

USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations and financial position.

AGESC offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

                              FINANCIAL STATEMENTS

Financial statements of The United States Life Insurance Company in the City of New York can be found in the SAI, which may be obtained without charge by calling 1-888-438-6933 or writing to The United States Life Insurance Company in the City of New York, Attention: SPIA Operations 2-D1, P.O. Box 3018, Houston, Texas 77210-3018. The financial statements have also filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

Financial statements of the Separate Account are not included because no Contracts have been issued using the divisions described in this prospectus.

                                   APPENDIX A

                  HYPOTHETICAL ILLUSTRATIONS OF INCOME PAYMENTS

We have prepared the following tables to show how variable Income Payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly Income Payments would vary over time if the return on assets in the selected divisions were a uniform gross annual rate of 0%, 4%, 6.37%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 4%, 6.37%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the current total separate account annual expenses, which are equivalent to an annual charge of 0.55%. (The values would be lower than those shown if the maximum of 1.25% was used.) The amounts shown in the tables also take into account the arithmetic average of the funds' management fees and operating expenses at an annual rate of approximately 0.82% of the average daily net assets of the funds. Actual fees and expenses of the funds associated with your Contract may be more or less than 0.82%, will vary from year to year, and will depend on your allocation. See the section in this prospectus entitled "Fee Tables" for more complete details. The tables also reflect the sales load, Contract Fee, Premium taxes, and any other Contract charges and expenses. Were any of these charges and expenses included, the values would be lower than those shown. The monthly Income Payments are illustrated on a pre-tax basis. The federal income tax treatment of Income Payment considerations is generally described in the section of this prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 0.55% for total separate account annual expenses and the assumed 0.82% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.37%.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable Payout Option. The second assumes that 50% of the single Premium Payment is allocated to a fixed Payout Option using the fixed annuity rates we offered on the fixed Payout Option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single Premium Payment has been allocated to the fixed Payout Option, the guaranteed minimum Income Payments resulting from this allocation is also shown. The illustrated variable Income Payments use an assumed investment return of 5% per year. Thus, actual performance greater than 5% per year will result in increasing Income Payments and actual performance less than 5% per year will result in decreasing Income Payments. We may offer alternative assumed investment returns. Fixed Income Payments will not vary from what was elected. Initial monthly Income Payments under a fixed Payout Option are generally higher than initial payments under a variable Payout Option.

These tables show the monthly Income Payments for several hypothetical constant assumed investment returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly Income Payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering a Payout Option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

                           INCOME PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
          Payout Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $659.57

Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $634.15

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                                     Gross
---------------------------------------------------------------------------------------------------------
                                      0.00%       4.00%       6.37%       8.00%      10.00%       12.00%
                                      -----       -----       -----       -----      ------       ------
Payment    Calendar    Attained
  Year       Year        Year
-------    -------     --------
                                                                   Net
                                      --------------------------------------------------------------------
                                        -1.37%       2.63%       5.00%       6.63%       8.63%       10.63%
                                        ------       -----       -----       -----       -----       ------
        1        2003         65      $634.15     $634.15     $634.15     $634.15     $634.15      $634.15
        2        2004         66       595.68      619.84      634.15      643.99      656.07       668.15
        3        2005         67       559.54      605.85      634.15      653.99      678.75       703.98
        4        2006         68       525.59      592.17      634.15      664.14      702.22       741.72
        5        2007         69       493.71      578.80      634.15      674.45      726.50       781.50
       10        2012         74       361.05      516.37      634.15      728.46      861.07     1,014.72
       15        2017         79       264.04      460.66      634.15      786.78    1,020.56     1,317.54
       20        2022         84       193.09      410.97      634.15      849.78    1,209.60     1,710.73

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                           INCOME PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
          Payout Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $659.57

Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $634.15

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance, but will never be less than $329.79. The monthly guaranteed payment of $329.79 is being provided by the $50,000 applied under the fixed Payout Option.

                            Monthly Payments
                   With an Assumed Rate of Return of:

                                                                  Gross
                                        ------------------------------------------------------------
                                          0.00%     4.00%     6.37%     8.00%     10.00%     12.00%
                                          -----     -----     -----     -----     ------     ------
Payment    Calendar     Attained
  Year       Year         Year                                     Net
  ----       ----         ----          ------------------------------------------------------------
                                         -1.37%     2.63%     5.00%     6.63%      8.63%     10.63%
                                         ------     -----     -----     -----      -----     ------
    1        2003          65           $317.08   $317.08   $317.08   $317.08    $317.08    $317.08

    2        2004          66            297.84    309.92    317.08    322.00     328.04     334.08

    3        2005          67            279.77    302.92    317.08    327.00     339.38     351.99

    4        2006          68            262.80    296.09    317.08    332.07     351.11     370.86

    5        2007          69            246.85    289.40    317.08    337.23     363.25     390.75

   10        2012          74            180.53    258.18    317.08    364.23     430.53     507.36

   15        2017          79            132.02    230.33    317.08    393.39     510.28     658.77

   20        2022          84             96.55    205.48    317.08    424.89     604.80     855.36

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                           INCOME PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
          Payout Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $625.70

Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $600.24

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                                  Gross
                                        -------------------------------------------------------------
                                          0.00%     4.00%     6.37%     8.00%     10.00%     12.00%
                                          -----     -----     -----     -----     ------     ------
Payment    Calendar     Attained
  Year       Year         Year                                     Net
  ----       ----         ----          -------------------------------------------------------------
                                         -1.37%     2.63%     5.00%     6.63%      8.63%     10.63%
                                         ------     -----     -----     -----      -----     ------
    1        2003          65           $600.24   $600.24   $600.24   $600.24   $  600.24   $  600.24

    2        2004          66            563.83    586.69    600.24    609.56      620.99      632.42

    3        2005          67            529.62    573.45    600.24    619.02      642.46      666.33

    4        2006          68            497.49    560.51    600.24    628.63      664.67      702.06

    5        2007          69            467.31    547.85    600.24    638.39      687.65      739.71

   10        2012          74            341.75    488.75    600.24    689.50      815.02      960.46

   15        2017          79            249.92    436.03    600.24    744.71      965.99    1,247.08

   20        2022          84            182.77    388.99    600.24    804.34    1,144.92    1,619.25

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                           INCOME PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
          Payout Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $625.70

Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $600.24

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance, but will never be less than $312.85. The monthly guaranteed payment of $312.85 is being provided by the $50,000 applied under the fixed Payout Option.


                                Monthly Payments
                       With an Assumed Rate of Return of:

                                                                  Gross
                                        ------------------------------------------------------------
                                          0.00%     4.00%     6.37%     8.00%     10.00%     12.00%
                                          -----     -----     -----     -----     ------     ------
Payment    Calendar     Attained
  Year       Year         Year                                     Net
  ----       ----         ----          ------------------------------------------------------------
                                         -1.37%     2.63%     5.00%     6.63%      8.63%     10.63%
                                         ------     -----     -----     -----      -----     ------
    1        2003          65           $300.12   $300.12   $300.12   $300.12    $300.12    $300.12

    2        2004          66            281.91    293.35    300.12    304.78     310.50     316.21

    3        2005          67            264.81    286.72    300.12    309.51     321.23     333.17

    4        2006          68            248.74    280.25    300.12    314.32     332.34     351.03

    5        2007          69            233.65    273.93    300.12    319.19     343.82     369.85

   10        2012          74            170.87    244.38    300.12    344.75     407.51     480.23

   15        2017          79            124.96    218.01    300.12    372.35     482.99     623.54

   20        2022          84             91.38    194.50    300.12    402.17     572.46     809.62

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the company or the funds that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ...................................................................................  3
   USL ................................................................................................  3
   Separate Account USL VA-R ..........................................................................  3
SERVICES ..............................................................................................  3
DISTRIBUTION OF THE CONTRACTS .........................................................................  4
PERFORMANCE INFORMATION ...............................................................................  4
   Performance Data ...................................................................................  5
      Average Annual Total Return Calculations ........................................................  5
      Fund Performance ................................................................................  6
      VALIC Company I Money Market Investment Option Yield and Effective Yield Calculations ...........  8
CONTRACT PROVISIONS ...................................................................................  8
   Variable Annuity Payments ..........................................................................  8
   Annuity Unit Value .................................................................................  8
   Net Investment Factor ..............................................................................  9
   Misstatement of Age or Sex ......................................................................... 10
   Evidence of Survival ............................................................................... 10
MATERIAL CONFLICTS .................................................................................... 10
FINANCIAL STATEMENTS .................................................................................. 11
   Separate Account Financial Statements .............................................................. 11
   USL Financial Statements ........................................................................... 11
   Other Financial Statements ......................................................................... 11

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO]  AIG AMERICAN                                           Privacy Notice
              GENERAL

  AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

  "Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

  "Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

  . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

     - Given to us on applications or other forms;

     - About transactions with us, our affiliates, or third parties;

     - From others, such as credit reporting agencies, employers, and federal and state agencies.

  . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

  . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

  . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

  . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

  . We do not share Nonpublic Personal Information about you except as allowed by law.

  . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

     (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

     (ii) other organizations with which we have joint marketing agreements.

  . The types of companies and persons to whom we may disclose Nonpublic Personal Information include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

  . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

  . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

  .  You will be notified if our privacy policy changes.

  .  Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

New Mexico and Vermont Residents Only:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may New write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, North Central Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York, USLIFE Credit Life Insurance Company of Arizona


                                              (C) 2003 American International
                                                  Group, Inc. All rights
                                                  reserved.

[LOGO of American           The United States Life Insurance Company in the City
            General]        of New York

For additional information about the Platinum Investor Immediate Variable Annuity Contracts and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated February 2, 2004. We have filed the SAI with the SEC and have incorporated it by reference into this Prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, which is located at 830 Third Avenue, New York, New York 10022 or call us at 1-212-709-6000. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Product issued by:
The United States Life Insurance Company in the City of New York
Member of American International Group, Inc.
830 Third Avenue, New York, New York 10022


Platinum Investor Immediate Variable Annuity
Contract Form Number 03017N

Available only in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
Member of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance Company in the City of New York are solely its responsibility. The United States Life Insurance Company in the City of New York is responsible for its own financial condition and contractual obligations.

(C)2003 American International Group, Inc. All rights reserved